                              CERTIFICATE OF STOCK

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                        ANNALY MORTGAGE MANAGEMENT, INC.

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND

NUMBER                                                          SHARES
6.00% SERIES A CUMULATIVE
CONVERTIBLE PREFERRED STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP 035710 60 7

THIS CERTIFIES THAT ____________________________________________
is the owner of _________________________________________________
FULLY PAID AND NONASSESSABLE SHARES OF THE 6.00% SERIES A CUMULATIVE CONVERTIBLE
PREFERRED STOCK, $0.01 PAR VALUE, OF ANNALY MORTGAGE MANAGEMENT, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this
Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF ANNALY MORTGAGE MANAGEMENT, INC.]

/s/. Nicholas Singh                              /s/ Michael A.J. Farrell
SECRETARY                                        CHAIRMAN, CHIEF EXECUTIVE
                                                 OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES, LLC
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

   THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF ITS
STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF
1986, AS AMENDED. THE COMPANY'S ARTICLES OF AMENDMENT AND RESTATEMENT PROVIDE
THAT ANY SALE, TRANSFER, GIFT, ASSIGNMENT, DEVICE OR OTHER DISPOSITION OF
CAPITAL STOCK OF THE COMPANY THAT, IF EFFECTIVE, WOULD RESULT IN ANY PERSON OR
ENTITY BENEFICIALLY OWNING IN EXCESS OF 9.8%, IN NUMBER OF SHARES OR VALUE, OF
ANY CLASS OF OUTSTANDING CAPITAL STOCK OF THE COMPANY, SHALL BE VOID AB INITIO
AS TO THE TRANSFER OF SUCH SHARES OF CAPITAL STOCK REPRESENTING BENEFICIAL
OWNERSHIP OF SHARES OF ANY CLASS OF CAPITAL STOCK IN EXCESS OF SUCH OWNERSHIP
LIMIT, AND THE INTENDED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH SHARES OF
CAPITAL STOCK.

   THE COMPANY WILL FURNISH TO ANY STOCKHOLDER OF THE COMPANY UPON REQUEST AND
WITHOUT CHARGE A FULL STATEMENT OF (1) THE DESIGNATIONS AND ANY PREFERENCES,
CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO
DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF
EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE; AND (2) WITH RESPECT TO
THE CLASSES OF STOCK WHICH MAY BE ISSUED IN SERIES, A FULL STATEMENT OF (A) THE
DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH
SERIES TO THE EXTENT THEY HAVE BEEN SET; AND (B) THE AUTHORITY OF THE BOARD OF
DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-____ Custodian ____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right of  Under Uniform Gifts to Minors
          survivorship and not as         Act________
          tenants in common                   (State)

            Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

___________________________________________________________________Shares of the
6.00% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK represented by the within
Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.